Fees Summary	Dec. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 148,350,000
Previously Paid Amount	16,638.14
Total Fee Amount	20,487.14
Total Offset Amount	0.00
Net Fee	$ 3,849.00